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USAA EXTENDED MARKET INDEX FUND
SUPPLEMENT DATED FEBRUARY 6, 2014
TO THE FUND'S PROSPECTUS
DATED MAY 1, 2013
This Supplement updates certain information contained in the above-dated prospectus for the USAA Extended Market Index Fund (the Fund). Please review this important information carefully.

Ed Corallo, one of the portfolio managers of the Extended Market Portfolio, has recently retired and no longer serves as portfolio manager of the Fund. Alan Mason has been added as a new portfolio manager to the Extended Market Portfolio.

As a result of these changes, effective immediately, the Fund's prospectus is amended as follows:

1.	The first paragraph in the "Summary – Portfolio Manager(s)" section on page 6 of the prospectus is hereby deleted and replaced with the following:

Alan Mason, a Managing Director, of BlackRock has managed the Extended Market Portfolio since February 2014.

2.	The third paragraph in the "Portfolio Manager(s)" section on page 17 of the prospectus is hereby deleted and replaced with the following:

Alan Mason, Managing Director, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. He has managed the Extended Market Portfolio since February 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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